AMERICAN PROPERTY MANAGEMENT CORP.

2154 N. E.Broadway Portland, Oregon 97232

Mailing address:  P. O. Box 12127,  Portland, Oregon 97212

Phone 503-281-7779 Fax 503-460-2616

THIRD AMENDMENT TO LEASE

LEASE EXTENSION

Date: February 7,2007

AMERICAN PROPERTY MANAGEMENT Account #C-277-6471-02

It is mutually agreed that the Lease Agreement dated February 4, 1998, First Amendment to Lease dated November 29, 2000, and Second Amendment to Lease dated January 20, 2004 (collectively the "LEASE") between AMERICAN PROPERTY MANAGEMENT CORP. as agent for and on behalf of WESTON HOLDING CO, L.L.C. ("LESSOR"), and Powin Corporation, an Oregon corporation ("LESSEE"), for Suite #326 and Suite #328 consisting of approximately 2,089 rentable square feet (this measurement includes a load factor -for the building of 10%) ("Premises") in the Times Square Office Building located at 6975 SW Sandburg Rd. in Tigard, Oregon ("Building") is hereby modified as follows:

If any provisions contained in this Third Amendment to Lease are inconsistent with any other provision of the LEASE, the provisions contained in this Third Amendment to Lease shall control.

Article I

ACCOUNT NUMBER

Page One of the LEASE shall be changed as follows:

LESSOR'S account number shall read #C-277-6471-02 and includes #C-277-6477-02

Article 2

LESSOR NAME

Page One of the LEASE shall be changed as follows:

LESSOR'S name shall read: AMERICAN PROPERTY MANAGEMENT CORP. as agent for and on behalf of WESTON INVESTMENT CO. LLC.

.Article 3

EXTENSION TERM

Page One of the LEASE shall be amended with the addition of the following:

Commencing April 1, 2007, the Lease term shall be extended for a period of two (2) years and terminate March 31, 2009 ("Extension Term").

Lessor /s/ Lcssee /s/

Article 4

BASE RENTAL

Page One of the LEASE shall be amended with the addition of the following:

Commencing April 1, 2007, the initial base rental for the Extension Term shall be $3,046.46 per month.

Article 5

SECURITY DEPOSIT

Section 4.1 of the LEASE, "Security Deposit," shall be amended with the addition of the following:

The LESSEE shall submit with this signed Third Amendment to Lease the base rent for the first month of the Extension Term and an additional Security Deposit of $127.95, which shall be held by the LESSOR together with Security Deposit currently deposited with the LESSOR under the original Lease ($3,070.83). The Security Deposit equal to the estimated last month's base rent ($3,198.78) shall be held by the LESSOR in accordance with the provisions of the original LEASE.

Article 6

RENTAL ADJUSTMENT

Section 38.1 of the LEASE, "Rental Adjustment," shall be replaced with the following:

The percentage increase in the yearly Consumer Price Index for U.S. City average (all urban consumer) as of January 2007 and the same Consumer Price Index as of January 2008 and on the same month of each year of the LEASE term. Such information will be secured from the U.S. Bureau of Labor Statistics. Said increase shall be subject to a minimum annual increase of 3% and a maximum annual increase of 5%.

Article 7

RENTAL ADJUSTMENT DATES

Section 38.2 of the LEASE, "Rental Adjustment Dates," shall be amended with the following:

The rental adjustment date will be April 1, 2008.

Article 8

UTILITY ADJUSTMENT

Section 38.3 of the LEASE, "Utility Adjustment," shall be deleted and replaced with the following:

LESSEE shall pay as Additional Rent, one (1) time per year, LESSEE'S proportionate share of any increase in basic utility costs for the Building.

The base period shall be January 2006 through December 2006, during which time the actual utility costs were $(To Be Determined). The comparison period shall be defined as the twelve calendar month period directly following the base period and every consecutive twelve calendar month period thereafter. The actual utility costs shall be defined as all Building meter accounts paid by the LESSOR. For the purposes of the utility adjustment, the Utility Building size shall be the actual useable square feet less any space separately metered or submetered or 20,322 square feet and the LESSEE'S pro-rata share is 9.34% which is based on the actual Premises useable square feet divided by the Utility Building size. Since the useable square feet of the Building can change, the above Utility Building size and LESSEE'S pro-rata share is subject to change.

Lessor /s/ Lessee /s/

The one (1) time per year utility payment, if any, shall be paid by the LESSEE every April 1st, starting April 1, 2008, and shall be calculated as follows:

First, before any comparison of utility costs is made, the base period actual utility costs shall be increased by the CPI percentage change using the base period CPI compared to the comparison son period CPI to create an "adjusted" base amount. Next, the "adjusted" base amount shall be subtracted from the comparison period actual utility costs. Last, the difference shall be multiplied by the LESSEE'S pro-rata share. This amount will be due and payable as a one (1) time per year Additional Rent charge paid by the LESSEE every April 1st starting April 1, 2008, An example is as follows:

Example

1.). Actual Building Size

20,000 useable sq. ft.

2.) Building Tenants who pay their utilities direct

on separate meters or separately read submeters

2,500 useable sq. ft,

3.) Adjusted Building Size

...

.........

17,500 useable sq. ft.

4.) LESSEE'S Premises =

1,000 useable sq. ft,

5.) LESSEE'S pro-rata share =

5.7%

6.) Actual Utility Costs during Base Period for

Entire Building

$17,500.00 ($1.00/rsf/yr)

7.) Base Period CPI

183.5 (May 2003)

8.) Comparison Period CPI

194.4 (May 2005)

7.) CPI Percentage Increase

x 5.9%

8.) "Adjusted" Base Amount

$18,532.50

9.) Actual Utility Costs during Comparison Period

for Entire Building

I

$19,600.00 (12%increase)

10.) Difference between. Comparison Period Actual Utility

Costs and "Adjusted" Base Amount:

$ 1,067.50

11.) Tenant's annual Pro-rata Share 5.7% or $60.85, which is a one (1) time per year payment made by the LESSEE.

Article 9

INTERIOR DESIGN & MODIFICATION/

LESSOR AGREED TENANT IMPROVEMENTS

Section 42.1 of the LEASE, "Interior Design & Modification," and Section 43.1 of the LEASE, "Lessor Agreed Tenant Improvements," shall be amended with the following:

See Exhibit "B-3" Space Plan and Exhibit "C-4" Interior Space Work Agreement, incorporated herein by reference.

If any provisions contained in this Exhibit "C-4" Interior Space Work Agreement are inconsistent with any other provisions contained in this LEASE (ie: Exhibit "B", "B-l", "B-2" or "B-3" Space Plan), the provisions contained in this Exhibit "C-4" Interior Space Work Agreement shall control.

.Article 10

FLOOR PLAN

Lessor /s/ Lessee /s/

See attached Exhibit "E-3" Floor Plan, incorporated herein by reference,

Article 11

COMPLETE AGREEMENT

The signing of this Third Amendment to Lease by the parties hereto constitutes a Lease between them incorporating all of the terms and conditions contained in the original LEASE heretofore made between  LESSEE and LESSOR, or LESSOR'S predecessor in interest, except as modified by the terms of this Third  Amendment to Lease. If any provisions contained in this Third Amendment to Lease are Inconsistent with any other provisions of the original LEASE, the provisions in this Third Amendment to Lease shall control  This Third Amendment to Lease is to be attached to the original LEASE, which is to be deemed a part of it. This Third Amendment to Lease shall not be binding at the sole option of the LESSOR if, as of the commencement date of the Extension Term herein, the LESSEE is in default under any of the provisions of the original LEASE above described.

Article 12

EXPIRATION OF OFFER

This offer to extend LESSEE'S LEASE shall expire at the sole option of the LESSOR if this Third Amendment to Lease is not signed and delivered to the LESSOR with no changes and accompanied by appropriate pre-paid monies by February 21, 2007.

Lessor /s/  Lessee /s/

IN WITNESS WHEREOF, the respective parties have executed this instrument in duplicate on this, the day, the month, and the year hereinbelow written, any corporation signature being by authority of its Board of Directors.

LESSOR:

LESSEE:

AMERICAN PROPERTY MANAGEMENT CORP.

Powin Corporation,

as agent for and on behalf of

an Oregon corporation

WESTON INVESTMENT CO. LLC

X /S/Douglas D. Lindholm

By: /s/Joseph Lu

Douglas D. Lindholm

Name. Joseph Lu

Vice President of Commercial Property

Title: President

Date: 2/23/07

Date: 2/20/07

Lessor /s/

Lessee /s/

EXHIBIT "B-3" SPACE PLAN

Powin Corporation, an Oregon corporation'
6975 SW Sandburg Rd., Suites 326 and 328, Tigard, OR 97223
Account #C-277-6471-02 and Account #C-277-6477-02

TIMES SQUARE
SUITE 326 – 328
6975 SW SANDBERG
PORTLAND, OR 97223

Any changes to this Exhibit "B-3" Space Plan are subject to LESSOR'S approval. Any changes to this plan shall be at LESSEE'S sole cost and expense, shall not delay the Commencement Date, and may delay LESSEE'S occupancy.

If any provision contained in Exhibit "C-4" Interior Space Work Agreement is inconsistent with any other provision contained in this LEASE (ie: Exhibit "B", "B-1", "B-2" or "B-3" Space Plan), the provisions contained in Exhibit "C-4" Interior Space Work Agreement shall control.

Page 6 of 8

Lessor ______ Lessee ______

EXHIBIT "C-4" INTERIOR SPACE WORK AGREEMENT

Powin Corporation, an Oregon corporation
6975 SW Sandburg Rd., Suites 326 and 328, Tigard, OR 97223
Account #C-277-6471-02 and Account #C-277-6477-02

ITEM	ACCEPTED AS-IS	AGREED IMPROVEMENTS	LESSOR EXPENSE	LESSEE EXPENSE
PAINTING: (Building Standard Color)	X	None	____	____
FLOORCOVERING: (Building Standard Direct Glue Down Carpet, Color/Cove Base Color)	X	None	____	____
VINYL FLOORCOVERING: (Building Standard Vinyl)	X	None	____	____
LIGHTING: (Building Standard Fixtures and Distribution)	X	None	____	____
ELECTRICAL: (Building Standard 110 Volt)	X	None	____	____
CEILING: (Building Standard Acoustical Tile)	X	None	____	____
PARTITIONS: (Building Standard Sheetrock)	X	None	____	____
DOORS/FRAMES: (Building Standard Quality)	X	None	____	____
LOCKS/HARDWARE: (Building Standard Quality)	X	None	____	____
RELIGHTS: (Building Standard Interior)	X	None	____	____
WINDOWCOVERING: (Building Standard Exterior)	X	None	____	____
TELEPHONE: (Building Standard Mud Rings)	X	None	____	____
EXISTING VOICE AND DATA LINES:	X	None	____	____

LESSEE acknowledges that LESSOR will be performing the above described work during normal business hours. LESSEE agrees to move all furniture and equipment at least three (3) feet away from work areas.

If LESSEE is modifying the existing space layout, or expanding their Premises, it is understood and agreed that all Lessor Agreed Tenant Improvement work may be performed during normal business hours and will not be deemed as an interruption of LESSEE'S business and that AMERICAN PROPERTY MANAGEMENT CORP. assumes no liability for damage to any existing hidden electrical located in the walls, ceiling and/or floors (i.e., electrical for phones, fax, computers, office equipment, etc.) that is not indicated on this agreement and brought to the attention of AMERICAN PROPERTY MANAGEMENT CORP. prior to the office remodel or is not equipped with an appropriate power surge protection device. If any provisions contained in this Exhibit "C-4" Interior Space Work Agreement are inconsistent with any other provisions contained in this LEASE (ie: Exhibit "B", "B-1", "B-2" or "B-3" Space Plan), the provisions contained in this Exhibit "C-4" Interior Space Work Agreement shall control.

Page 7 of 8

Lessor ____ Lessee ____

EXHIBIT "E-4" FLOOR PLAN

Powin Corporation, an Oregon corporation
6975 SW Sandburg Rd., Suites 326 and 328, Tigard, OR 97223
Account #C-277-6471-02 and Account #C-277-6477-02

= Premises
TIMES SQUARE
THIRD FLOOR
6975 SW SANDBERG
PORTLAND, OR 97223
SUITE 310
SUITE 320
SUITE 326
SUITE 300
SUITE 370
WOMEN
MEN
TELEPHONE ROOM
SUITE 330
SUITE 360
SUITE 350
SUITE 340

The above Floor Plan is meant to show the approximate location of the Premises in relation to the rest of the floor only. It may not show an accurate as-built drawing and is not meant for tenant improvement purposes.

Page 8 of 8

Lessor ______ Lessee ______